UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 12, 2013
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State of Other Jurisdiction of Incorporation)

000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)

27-01 Queens Plaza North, Long Island City, New York (Address of principal executive offices)	11101 (Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 12, 2013, JetBlue Airways Corporation (the “Company”) announced that its Board of Directors has appointed Robin Hayes, age 47, as President, effective January 1, 2014. Mr. Hayes currently holds the position of Executive Vice President, Chief Commercial Officer for the airline. Prior to Mr. Hayes’ promotion, JetBlue’s CEO Dave Barger held the roles of both CEO and President. Mr. Hayes joined JetBlue as Chief Commercial Officer in August 2008 after a long career at British Airways, culminating in the position of Executive Vice President for The Americas.  As Chief Commercial Officer at JetBlue, Mr. Hayes has been responsible for the airline’s revenue, network, sales, marketing and communications strategy, as well inflight service and customer support (reservations). In addition to continuing to oversee those commercial activities as President, his responsibilities will expand to include operations.

Mr. Hayes does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Hayes has an interest requiring disclosure under Item 404(a) of Regulation S-K.

David Barger has served as the Company’s President from 1998 to 2007 and since 2009.  Mr. Barger has served as Chief Executive Officer since May 2007 and will continue to serve as Chief Executive Officer.

In connection with the promotion, Mr. Hayes’ base salary will increase to $490,000 and his annual target bonus opportunity will increase to 75% of his base salary, contingent upon achievement of performance goals. Mr. Hayes' target equity will increase to $650,000 of restricted stock units and a long term performance based incentive opportunity of $450,000 in performance stock units (all of which is conditioned upon the achievement of performance goals).

Item 9.01       Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press release dated December 12, 2013, of JetBlue Airways Corporation announcing appointment of Mr. Hayes as President.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)

Date: December 13, 2013	By:	/s/ DONALD DANIELS
Vice President, Controller and Chief Accounting Officer (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release dated December 12, 2013, of JetBlue Airways Corporation announcing appointment of Mr. Hayes as President.